UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

July 22, 2003

Date of report (Date of earliest event reported)

FIRST PLACE FINANCIAL CORP.

(Exact name of registrant as specified in its charter)

Delaware	0-25049	34-1880130
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. employer identification no.)

185 E. Market Street, Warren, OH 44481

(Address of principal executive offices)

(330) 373-1221

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Item 7.	Financial Statements and Exhibits

c)	Exhibits.

Exhibit No.	Description
99.1	Press release of First Place Financial Corp., dated July 22, 2003, announcing the company’s earnings for the three and twelve months ended June 30, 2003.

Item 9.	Regulation FD Disclosure and Item 12 Disclosure of Results of Operations and Financial Condition

The following information is furnished pursuant to Item 9, “Regulation FD Disclosure” and Item 12, “Disclosure of Results of Operations and Financial Condition.”

On July 22, 2003, First Place Financial Corp. (“First Place”) issued a press release announcing its earnings for the three and twelve months ended June 30, 2003. The information contained in the press release, which is attached as Exhibit 99.1 to this Form 8-K, is incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST PLACE FINANCIAL CORP.

Date: July 22, 2003	By:	/s/ STEVEN R. LEWIS
Steven R. Lewis President and Chief Executive Officer

Exhibit 99.1

Exhibit Index

Exhibit No.	Description
99.1	Press release of First Place Financial Corp., dated July 22, 2003, announcing the company’s earnings for the three and twelve months ended June 30, 2003.